Listing Report:Supplement No. 133 dated Dec 29, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 281805
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$906.32

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1996	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	21 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$28,352	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	swindesschmitt	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Business Loan
Our mission is to run a profitable business by providing high end aesthetic skin care services in a caring, upscale, professional environment. We offer customized acne treatments for men, women, and teens. As well as treatments for various skin disorders.

We will be using the loan for all of our start-up costs including supplies, equipment, renovation as well as marketing. My partner and I have a combined existing, loyal clientele of over 200 people making this a low risk business. We will also be the only business focusing solely on the treatment of acne in Arizona.

These are a few characteristics on how we will stand apart from other skin care businesses.
MARKETING, MARKETING, MARKETING- Because of our specific targeted demographic, marketing will be the first strength to our success and a huge competitive edge.
PROFESSIONALISM- Which includes everything from maintaining confidentiality to communication, dedication, and ability to utilize our qualifications.
INDIVIDUAL ATTENTION- Each client?s experience will be tailored to his or her needs.
REPEAT BUSINESS- Giving the kind of service that brings people back for regular treatments, encourages clients to recommend us to friends. Also, to build referrals from other health professionals to increase client base. *****Treating acne requires several to many visits that include monitoring and making changes to a set acne regimen.
UNIQUE TREATMENTS- We provide a symphony approach using the latest techniques, home care, professional products, and lifestyle changes to create clear, beautiful skin.
FANTASTIC LOCATION- Biltmore area, close to several private schools.

The ability to pay the monthly payments are based on the current client base that is already existing as well as allows us to pay our normal monthly expenses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 291981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1999	Debt/Income ratio:	36%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$11,246	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	KENKAY	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
house purchase and rent out ours
Purpose of loan:
This loan will be used to? use half to pay down on some high interest accounts, use the other half to use for down payment on another property

My financial situation:
I am a good candidate for this loan because? I pay my financial obligation, i've been inveting in rental properties for about 4 years now and plan on moving into another house for my family and i and then rent out our current home. i also own a small landscaping business and teach part-time at the local community college.
my wife also works full time and is starting a business with a partner.
Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 250
??Car expenses: $ 400
??Utilities: $ 350
??Phone, cable, internet: $ 225
??Food, entertainment: $?500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 392025
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$219.94

Auction yield range:	8.20% - 17.00%	Estimated loss impact:	6.89%
Lender servicing fee:	1.00%	Estimated return:	10.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1997	Debt/Income ratio:	47%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$20,342	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	vaner	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-679 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	0
Description
Consolidating Credit Cards
Purpose of loan:
This loan will be used to consolidate my debt.? My credit card company was bought out by another company and then doubled my interest rate.?

My financial situation:
I am a good candidate for this loan because I always pay my bills on time.? This is old debt from when I was in law school.? I would like to pay it off as soon as possible.?

Monthly net income: $4600

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 20
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $100
??Food, entertainment: $?400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439615
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.59%	Starting monthly payment:	$56.57

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1988	Debt/Income ratio:	20%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	24 / 24	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	10y 7m
Amount delinquent:	$0	Revolving credit balance:	$96,948	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	marketplace-pro2	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying down bills
Purpose of loan:
This loan will be used to???? pay off bills that came up unexpectedly.??

Car bill - I?need to replace my fuel pump which?is going to?cost approx $1300.???

Medical Bills -I have to deal with a medical?bill for 250 when?I took my wife into the Emergency Room this month?bc she?had an abscessed tooth and was told that they caught?it on time but she had to get it? immediately pulled.??My wife is currently dealing with?diabetes,?fibro myalgia,?and scoliosis and has to take 1 1/2 hydrocodone twice a day for the rest of her life(pain medication),?a muscle relaxant(not certain of the name), and depression medicine. ?I feel bad bc she is?under the age of 40.

I have been working in New York?for approx 20 years and this has been a difficult year?for me bc I am not receiving a bonus this year?for the first time in the past 11 years due to the economy.? I have also been discharged from bankruptcy 9 years ago due to running a business but with the unfortunate consequence of having disagreements with certain financial decisions between me and my other business partners(they got greedy).???I had also incurred 30k in credit card debt to deal with hard times?when we were not getting paid.??The most difficut aspect of this is?all the time value that you invest in tracking your credit bc it felt like I was starting all over again and you try not?getting stressed out and in turn compromising your own health.

It is also not easy when you have 3 kids and you do not have a crystal ball to anticipate things that may?come up.???A portion of my cc debt is due to buying new appliances for my house(washer, dryer, fridge, dishwasher, stove, microwave) over the last?1-2 years. I also had to?make certain repairs on the house like repairing my shower bc?it was leaking downstairs?due to the fact that the previous homeowner did not install a waterboard(waterproof membrane)?in the shower which cost 2k to repair and this house is only 10 years old.??? I also incurred some debt in buying?furniture for the house?over the past 2 years.?

But one of the more painful aspects of my debt is my car loan?currently at 49k.??I got this truck bc my wife has scoliosis and it provided the most comfort for her and it offers my family protection but I am not happy with the payments and that is partly bc I had several lease payments lumped into this contract when I could have waited for a lease pull ahead.

Bottomline, my BK will drop from my records in another year and a half but it has been a long road in dealing with a business circumstance that changed my life financially?bc it came down to the aspect of greed which turned out to benefit my other partners and left me with no money in the bank while they deposited several hundred thousand dollars and they did not have to deal with any financial turmoil.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439943
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$188.51

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1995	Debt/Income ratio:	34%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,627	Occupation:	Professor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	hopeful-basis373	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taking a large step forward...
Purpose of loan:
This loan will be used to pay off my past debt (credit cards).?I am looking to consolidate my debt and obtain a lower monthly payment.

My financial situation:
I am a good candidate for this loan because I have a stable job and income.

Monthly net income: $ 2512
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1978	Debt/Income ratio:	12%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Retired
Now delinquent:	0	Total credit lines:	8	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	finance-shaker5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off crdit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-2000	Debt/Income ratio:	11%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,253	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	commerce-promiser5	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I AM LOOKING TO BUY A HOME
Purpose of loan:
This loan will be used to assist with the down payment for a condo. The market is at a all-time low at the?present time so I am trying to take advantage of the market and buy while the prices are reasonable.

My financial situation:
I am a good candidate for this loan because? My debt to income is very low and I do pay all my bills on time month after month. I have worked very hard to maintain a good credit record with all of my creditors.

Monthly net income: $ 9500.00

Monthly expenses: $ 2340.00
??Housing: $ 850.00
??Insurance: $ 100.00
??Car expenses: $ 300.00
??Utilities: $? 300.00
??Phone, cable, internet: $ 140.00
??Food, entertainment: $? 300.00
??Clothing, household expenses $? 250.00
??Credit cards and other loans: $ 100.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$795.20

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1997	Debt/Income ratio:	23%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	87	Length of status:	9y 9m
Amount delinquent:	$0	Revolving credit balance:	$23,478	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	jadesmommy2003	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Last debt Pay-off and recovery
Purpose of loan:
This loan will be used to?
?I have paid off most of the debt I incurred due to cancer treatments without insurance and unfortuantely I was living off of credit card with my family for awhile. The cards I have left I am having a hard time paying down because I was paying minimum payments they lowered my limits and rasied my rates so I ended up paid over the limit fees and 30 plus % interest. So, this is what I have left of $75,000 and just would like to be able to have a bill to pay a large chunck with a lower interest rate to close all.
My financial situation:
I am a good candidate for this loan because? I recently took on a promotion and have a second job that provides the yearly wage you see. I have paid the other debts down on my own but am just needing help again the high interest rate and last of the high end medical bills. I will clearlybe able to pay an automatic payment one or twice a month to payoff and greatfully do so.

Monthly net income: $ 9500

Monthly expenses: $
??Housing: $ 2667
??Insurance: $ 200
??Car expenses: $ 696
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 700
??Other expenses: $ company paid
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440093
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.20%	Starting borrower rate/APR:	12.20% / 14.33%	Starting monthly payment:	$233.17

Auction yield range:	11.20% - 11.20%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1998	Debt/Income ratio:	9%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$144	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	payout-ladder8	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
First Harley
Purpose of loan:
This loan will be used to? purchase a used Harley Davidson Sportster. 2007 1200C with less than 1,000 miles

My financial situation:
I am a good candidate for this loan because I always pay my debt on time.? Just look and see.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.50%	Starting borrower rate/APR:	14.50% / 16.66%	Starting monthly payment:	$172.10

Auction yield range:	11.20% - 13.50%	Estimated loss impact:	10.30%
Lender servicing fee:	1.00%	Estimated return:	3.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2000	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$12,766	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bank-examiner	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off balance on credit card
Purpose of loan: The purpose of this loan will be to pay off the revolving balance on an American Express credit card. My APR has significantly increased during the past 2 quarters for no apparent reason. My financial situation: My credit history is adequate with no late payments or delinquencies. I have a stable job working as a bank examiner for the U.S. Department of Treasury and have been employed for approximately 1.5 years.Monthly income is $2800 net of 401k, health benefits, and tax withholding.Monthly expenses include a $150 cell phone bill, $100 payment to help pay down mother?s credit card balance, $400 life insurance premium, and $1000 for my business school savings fund.Excess cash flow is approx $1150. I live with my parents and have no housing related expenses.In addition, the government reimburses expenses incurred while traveling (take home has been approx $1200/mo). Additional sources of liquidity funds from a brokerage account, CDs and deposits, and Prosper notes.I am also expecting a tax return arising from investment losses and charitable donations.It should be noted I do not expect to carry this loan until maturity. Anticipated payoff date is end of Q1 in 2010.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440099
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1986	Debt/Income ratio:	10%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Retired
Now delinquent:	0	Total credit lines:	3	Length of status:	13y 11m
Amount delinquent:	$0	Revolving credit balance:	$233	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	compatible-p2p3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF HIGH INTEREST BILLS
Purpose of loan:
This loan will be used to?Consolidate bills, work on the car, update work cloths,pay for braces on daughter.

My financial situation:
I am a good candidate for this loan because I pay my bills ..............?

Monthly net income: $ 3600.00

Monthly expenses;2987 00
??Housing: $ 1150.00
??Insurance: $ 142 00
??Car expenses: $ 200 00
??Utilities: $ 125 00
??Phone, cable, internet: $ 124 00 ???????
??Food, entertainment: $ 450 00
??Clothing, household expenses $ 150 00
??Credit cards and other loans: $ 650 00
??Other expenses: $ 146 00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440105
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,985.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	25.07%	Starting borrower rate/APR:	26.07% / 28.39%	Starting monthly payment:	$160.71

Auction yield range:	8.20% - 25.07%	Estimated loss impact:	8.60%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1996	Debt/Income ratio:	28%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$48,460	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	WinOtops	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I'd rather pay you than Citi & BOA
Purpose of loan:
This loan will be used to pay off two credit card accounts.

My financial situation:
I am a good candidate for this loan because I've never missed a payment on any one of my credit cards, mortgage, vehicles, etc. and don't intend to.? As?the subject states, I'm sick and tired of paying?Citi and Bank of America for these cards.??By obtaining this loan I'm?arranging a?set time (36 months) to have these paid off and removed from my debt load.??All three of these?cards have been cut into very small pieces.? They will never be used again.

Additionally, I've worked in the same industry for more than 10 years.? Over that span of time I worked for the first four years with one company and the latter,?of which I am currently employed,?for six years.

Monthly net income: $3800-$6200? (commission-based)

Monthly expenses: $2900-$3400
??Housing (including insurance): $1230
??Car expenses: $290
??Utilities: $120-300
??Phone, cable, internet: $88
??Food, entertainment:?$100-200
??Clothing, household expenses?$MINIMAL
??Credit cards and other loans: $900 (roughly)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.67%	Starting borrower rate/APR:	32.67% / 35.09%	Starting monthly payment:	$219.64

Auction yield range:	14.20% - 31.67%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1993	Debt/Income ratio:	13%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,585	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	40	Homeownership:	No
Inquiries last 6m:	3
Screen name:	valiant-payout	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
to start up business
Purpose of loan:
This loan will be used to? help starting my husband's business

My financial situation:
I am a good candidate for this loan because? I have no problem making minimum payments on the loan I will get.? My husband's business does not require lots of capital investment, but we just don't have the fund needed to start up the business. My husband is a diligent man and is well experienced and knows his business quite well.? I have a good faith in him that he will do well once he's?given the opportunity to start.

Monthly net income: $ 4000-5000

Monthly expenses: $
??Housing: $ 1050
??Insurance: $ 150
??Car expenses: $ 340
??Utilities: $ 50
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 600
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440115
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,750.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$194.94

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1995	Debt/Income ratio:	25%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,545	Occupation:	Biologist
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cmh3390	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	620-639 (Mar-2007)
Principal balance:	$363.39	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Home improvements - part 2
Hi, I'm requesting a second loan from the Prosper Community for another home improvement project. About three years ago, I received a loan to finish a kitchen project and have all but paid the amount off.?

A few years back (4+ now...), my husband and I had to declare bankruptcy due to a business partnership that fell through. This continues to haunt our credit history,?but following that we began to evaluate our priorities and made some major life changes. We sold our nice, large house back then and built a small house on some family land.

We have no mortgage?and have paid for all the work out of pocket up to this point. We finished the remainder of the work with the first Prosper loan and are plaaning to add-on with the second loan.?

Repayment is not a problem. Since we have no mortgage, monthly payments come pretty easy.

Thanks for looking at the listing!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440117
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$162.85

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1994	Debt/Income ratio:	20%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	14y 4m
Amount delinquent:	$0	Revolving credit balance:	$310	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	11
Screen name:	cxgoodw	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 96% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 4% )	540-559 (Oct-2007) 560-579 (Sep-2007)
Principal balance:	$1,904.82	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
2nd Prosper Loan...Good Candidate
Good Day, I appreciate your consideration of my loan reqeust. I have improved 80 points from my last loan.
Currently, I work as a Techncial Analyst for a Large Card & Travel Company. I am very trustworthy and honest person and have been with this company for over 15 years.

Purpose of loan:?
I currently have a?Prosper Loan, and I am so grateful to all the wonderful people who had faith in me and made that happen. As you can see, I am current (1 late due to fraud?on my account and was?4 days late as I called in too late). I also only have 11 more payments left.

This is not a loan out of necessity... Due to dialysis 3x a week with 6k billed to my insurance, I am?having to pay my out-of-pocket medical expense once my bill arrives.?

PR's/DQ's:
PR's and DQ's were from my previous debt and were not removed after my BK.

My Expenses:Monthly net income: $?3200 (3000 +200.00 hsa acct)

Monthly expenses: $ 2525
Housing: $?1050
Car expenses: $ 300
Clothing, household expenses/gro $ 350
Credit cards: $?50
Other expenses: $ 175.00 personal loan & $ 200.00 prosper loan
Add'l expenses: gas/dinner/movies/hair/girl stuff.. etc. -?400 ..00
IRS: 50.00

Currently have 100.00 bi-weekly added to my HSA (Heath Savings Acct).? I will stop the deduction to my HSA and pay my New Prosper Loan instead, therefore not affecting my current bills or income.

I have worked hard on my credit and take my obligations very seriously. I can reassure lenders that their investment in me is very safe. The repayment of my Proser Loan will be the 1st priority each month, with payments automatically withdrawn from my bank account. I promise to make all my payments on time & never default on this loan. Thank you again for considering my loan request!

I have attached a copy of my paystub and if there is any other documentation that you would like, please feel free to contact me.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$108.76

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1994	Debt/Income ratio:	2%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	5y 1m
Amount delinquent:	$1,675	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	pound-zoomer	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Car
Purpose of loan:
This loan will be used to?purchase? another vehicle?????????

My financial situation:
I am a good candidate for this loan because?
i have decent credit
Monthly net income: $ 5500

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 60
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 500
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440125
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1995	Debt/Income ratio:	22%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,188	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	versatile-order	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?pay off debt such as credit cards and revolving accounts?

My financial situation:
I am a good candidate for this loan because?I've been working very hard to get my credit back in shape by paying everything promptly?

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $?1374????????
??Insurance: $90
??Car expenses: $917
??Utilities: $250?
??Phone, cable, internet: $60
??Food, entertainment: $500
??Clothing, household expenses $400
??Credit cards and other loans: $350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$36.59

Auction yield range:	3.20% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1984	Debt/Income ratio:	92%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	31 / 28	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$23,161	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	snappy1857	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	760-779 (Latest)
Principal borrowed:	$9,700.00	< mo. late:	0 ( 0% )	740-759 (May-2008)
Principal balance:	$5,378.13	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Replacing Carpet & Kitchen Floor
Purpose of loan:

This loan will be used to?I would like to help my son with his purchase of a new home by helping him with carpet and flooring.?This is his first home (age 20) and I would like to help him like I did for my daughter when she first started out on her own.?I didn?t?know of?Prosper back then and turned to credit cards which I would like to stay away from for this. My son has a full time job but is putting most of it into this house.?He has a new infant son that is moving in with him and he does need this carpet and new kitchen flooring before the baby starts crawling (very bad shape).? He is a full time student (2nd year) and we pay for his schooling with no help from his father.?I get support but that ends in March 2010.? We will continue to pay for his college till he graduates in 2 yrs.

My financial situation:? I am a good candidate for this loan because I pay all my bills on time..never late and proud of that.?We pay most of my son?s college.?Again, his real father does not help with anything.?My husband and I have good stable jobs.?He has been with Sony for 5 years and I have been at my job for 8 years.?The Debt/Income ratio on this request does not include my husbands income.?That too goes for the Stated Income.?As you can see my bankcard utilization is down a lot since my last Prosper loan and my credit score is up.?That was my goal and I did it with the help of Prosper.? I hope to have this paid off within 2 years instead of 3 years.?Thank you so much.??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440129
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	32.80%	Starting borrower rate/APR:	33.80% / 36.23%	Starting monthly payment:	$89.12

Auction yield range:	11.20% - 32.80%	Estimated loss impact:	10.83%
Lender servicing fee:	1.00%	Estimated return:	21.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2001	Debt/Income ratio:	38%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	0
Screen name:	useful-platinum	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt to start a new biz!
Purpose of loan:
This loan will be used to pay off a couple small student loans and to consolidate a few other bills. Consolidating will allow me to free up cash for which i plan to start up a small vending machine business. I have spoken with a couple local business man who have agreed to let me put vending machines up. One has 15 employees while the second has 3 locations with 80 employees. Please help me to consolidate so i can have a small monthly payment so that i can start up a small vending machine business. Thanks so much! Any questions just ask!

My financial situation:
I am a good candidate for this loan because I am working two jobs 60+ hours a week. I am a hard worker and have a strong will to succeed. I live at home with my parents and I am not required to pay any living expenses. I am only required to pay my car payment and my cell phone bill and a couple small school loans. I work for UPS and an adult psychiatric center and both fields are very stable. I am currently making around $32,000 a year. I will have no problem paying the monthly payment for this loan. My goal is to pay of this loan in less than a year.I am trying to raise my credit score! I had a few problems with credit cards when in i was in college about 5 years ago which caused me to have a lower score. I am older and more responsible? and truly understand what it means to have good credit. Thanks for your help!

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 0
??Insurance: $0
??Car expenses: $450
??Utilities: $ 0
??Phone, cable, internet: $70
??Food, entertainment: $ 100
??Clothing, household expenses $ 40
??Credit cards and other loans: $200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	10 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	economy-hero7	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital
Purpose of loan:
This loan will be used for working capital in my family business.? In 2006, I started a company and took a partner.? We sought to build and open a truckstop.? We were able to get the project financed by a fuel supplier.? We opened the store in late 2007.? My partner let me operate it on my own, up until around Feb. 2009.? Up until that point, I had made our company around $400,000.? He sent his wife in to work with me, and it went down hill fast.? The company became insolvent, and we were evicted from the site by our landlord (fuel supplier).? I made the fuel supplier around $68,000 in 2008 off of his 1.5 cent a gallon he charged me.? This is EXCEPTIONALLY well in this line of work.? He wants me to take the site back over, sign a lease purchase contract with me, and make us money again, however he cannot loan me any money to get back in because of fear of litigation against him from my ex partner.? So it is up to me, to obtain financing for working capital.? His company is www.amaroil.com, my homemade website for the store is www.myspace.com/made2go

My financial situation:
I am a good candidate for this loan because I have experience.? Yes it looks bad that the company did not make it, but when I was at the helm alone, we did exceptionally well.? I am at the helm alone again.? All three FICO's are well above 700+.? I have only had 1 over 30 late payment in my life, and it was 11 years ago, I was 20 years old.

I am 31 years old, have been married for 5 years, I have a 2 year old.? My wife works with me at the store.? We like to hunt and fish.? We are believers in Jesus Christ.? Neither of us has ever been arrested or have any criminal background.? We take well care of our family and employees, and will do the same with your money.

Thank You for you time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440147
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$220.65

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2003	Debt/Income ratio:	35%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$15,213	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	venture366	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dental Work Payoff!
Purpose of loan:
This loan will be used to?to pay off debt due to some dental work that I needed related to breaking some teeth. And to consolidate some other medical bills from a recent hospitalization.

My financial situation: Minimal debt. Responsible with money
I am a good candidate for this loan because? Good work ethic. Employed full time in a "secure" industry.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1996	Debt/Income ratio:	47%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,533	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dough-puppy1	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping with expenses for school
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-2002	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$26,676	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	reliable-return3	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding loan
Purpose of loan:
This loan will be used to finance my?anticipating wedding on June 5th, 2009.

My financial situation:
I am a good candidate for this loan because I have an excellent?credit history and I rarely miss a payment.

Monthly net income: $ 1,600

Monthly expenses: $
??Housing: $ 200
??Insurance: $ 100
??Car expenses: $ 250
??Utilities: $ 75
??Phone, cable, internet: $ 30
??Food, entertainment: $ 200
??Clothing, household expenses $ 15
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440161
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1997	Debt/Income ratio:	26%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	27	Length of status:	4y 7m
Amount delinquent:	$5,524	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	amatxu	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	680-699 (Nov-2009) 640-659 (Oct-2009) 640-659 (Sep-2009) 660-679 (Mar-2008)
Principal balance:	$2,066.06	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Pay off CC Debt & some other Debt
Purpose of loan:
This loan will be used to? help pay my cc debt and Property taxes and possibly to use as a down payment on a used vehicle.

My financial situation:
I am a good candidate for this loan because?This is repeat of a previous listing.? Please help me. I have always tried to pay my immediate obligations and by paying down my cc debt my financial and dti will be better and I will have more to pay off any additional debt. I am current on my present Prosper loan and have had no late payments and have never missed one either.Thanks for your consideration. The delinquencies have been resolved.? I would like to thank previous bidders.

Monthly net income: $ 3892

Monthly expenses: $ 3626
??Housing: $ 1651
??Insurance: $ 150
??Car expenses: $ 50
??Utilities: $ 300
??Phone, cable, internet: $ 25
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 1150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440165
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$332.64

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-2005	Debt/Income ratio:	49%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,894	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mrdre	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	680-699 (Latest)
Principal borrowed:	$5,200.00	< mo. late:	0 ( 0% )	600-619 (Apr-2008)
Principal balance:	$2,757.49	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying off debt/Auto Repairs
Purpose of loan: To pay off credit card debt and auto repair cost
My financial situation: It is in good standing
I am a good candidate for this loan because: I'm using it for a good cause and the money will be paid back in three years
Monthly net income: $ $2500.00
Monthly expenses: $750.00
Insurance: $ 150.00
Phone: 50.00
Cable: $30.00
Internet: $ 30.00
Food $100.00
Entertainment: $ 10.00
Clothing $10.00
Credit cards and other loans: $7000 total amount
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440167
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1997	Debt/Income ratio:	18%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	46	Length of status:	26y 9m
Amount delinquent:	$4,386	Revolving credit balance:	$3,589	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Helpme15	Borrower's state:	Mississippi	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to?pay off my debt.?Due to the economy I had to take a huge pay cut in order to keep my job and this loan will cure all of my financial headaches all I will have to pay is this loan and my monthly utilities bill and my house payment.

My financial situation:
I am a good candidate for this loan because? I pay all of my bills I am?just having a hard time now due to the economy thats why?I need to get this loan so I can pay a few things off and start the New year off in control of my debt. This is my third listing I started out kind of high?I guess due to my first loan on prosper, so?I lower it to the lowest possible amount?that I could and still be able to pay off?my high interest bills and be safe for investors.

Monthly net income: $ 2000 Take home?

Monthly expenses: $?
??Housing: $ 655
??Insurance: $100??
? Car expenses: $100 a month for gas?
??Utilities: $?220
??Phone, cable, internet: $?85
??Food, entertainment: $?150?just food (not?Entertainment)
??Clothing, household expenses $0 dont buy clothes and household expenses on a monthly basis?
??Credit cards and other loans: $450
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$403.29

Auction yield range:	8.20% - 29.00%	Estimated loss impact:	8.70%
Lender servicing fee:	1.00%	Estimated return:	20.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-2001	Debt/Income ratio:	28%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	26y 0m
Amount delinquent:	$0	Revolving credit balance:	$15,691	Occupation:	Chemist
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	68%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	car2843	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	700-719 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-699 (Feb-2008)
Principal balance:	$4,692.01	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Pay off credit cards/personal loan
Purpose of loan:
This loan will be used to pay off?a personal loan and?consolidate?a couple of?credit cards which have recently raised my rates and lowered my limits.
My financial situation:
I am a good candidate for this loan because I have been employed by the same company for over 26 years. This loan along with my savings will allow me pay off my current personal loanand a couple of credit cards which will significantly lower my monthly obligations. I have a current prosper loan to which??I have made on time payments for 21 months. I had a bankruptcy in 2000, but I have made all payments of any kind on time since then. My debt is primarily related to helping my 2 kids with college tuition and expenses, but they are no longer in school. Over the past 12 months I have decreased my financial obligations by $20K.
Monthly net income: $ 4542 (after 401K contribution and insurance)
Monthly expenses: $ 3690 (will be reduced to $3470 with this loan)
??Housing: $ 800
??Insurance: $ 100
??Car expenses: $ 200 for gas and maint.
??Utilities: $?300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $?1740 (will be reduced to $1520 with the proceeds of this loan and applying savings to my debt)?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440171
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2002	Debt/Income ratio:	73%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$38,538	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	bold-market-voyage	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investor Getting Business Started
Purpose of loan:
This loan will be used to?
Start me off in a new business opportunity for investing, I have been trading with others money years and now am ready to start trading for myself. The initial funds needed to start as a pattern daytrader are $25k, I was hoping to pull the money out of our homes equity of $50K but no lenders will open a line for us since the housing markets arent stable as of yet..

My financial situation:
I am a good candidate for this loan because?
I have never been late on anything in my life and will be able to pay this loan off within 1-2years at the most. I know how to trade my plan, now all?I?need to get is funding so I can.
As stated above we have about $50k in home equity and ballpark 730 fico scores..

Thanks for your Consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440177
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$728.07

Auction yield range:	17.20% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1995	Debt/Income ratio:	32%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$27,577	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	capital-fox5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay back taxes on property
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I own a building with 4 rented apartments and retail space which will probably be rented by the spring. I am a licensed marine engineer and jobs for me are always plentiful.? I stand by my word,,,if I say I'm going to do something,,,I do it. You will get your money paid back, I am only in this situation because of debt that my wife fell into with a bad business decision and I had to help her out. Feel free to call me with any questions you may have.? Call my cell 'phone and leave a message. It may take a few days for me to reply as I may be out of range of a signal. Thank you for your time and attention. AJM
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440179
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1990	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Construction
Public records last 12m / 10y:	2/ 9	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	enriched-ore	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440183
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.49%	Starting monthly payment:	$55.75

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1998	Debt/Income ratio:	40%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,155	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	nenais2cute	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 95% )	620-639 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	1 ( 5% )	600-619 (Sep-2009) 640-659 (May-2008)
Principal balance:	$732.03	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
high interest loan
Purpose of loan:
This loan will be used to??consolidate a high interest rate?credit cards?so I can lower my payments and pay them off. By doing this, I will actually consolidate my payments and get rid off those two high rate credit cards I have.

My financial situation:
I am a good candidate for this loan because?even tough i had made?bad financial decisions in the past,? my situation is different.?whether or not I?obtain the loan, It does not affect me. I will continue?making?payments?of my? debts regardless, but it will be nice to lower the high interest?payment credit cards!!? So thanks anyways for helping or reading.??????

Monthly net income: $ 4500

Monthly expenses: $?4300
??Housing: $ 1170
??Insurance: $ 120
??Car expenses: $ 356
??Utilities: $ 140
??Phone, cable, internet: $ 120
??Food, entertainment: $ 300
??Clothing, household expenses $ 275
??Credit cards and other loans: $ 1200
??Other expenses: $ 502
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440187
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	12 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	20y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,747	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Wasatchfront	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 96% )	680-699 (Latest)
Principal borrowed:	$5,555.00	< mo. late:	1 ( 4% )	640-659 (Dec-2007)
Principal balance:	$2,229.40	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
17 y Career agent consolidating
Purpose of loan:
This loan will be used to? I have been a residential Realtor for 17+ years. I have always enjoyed the commercial end and have done 1 to 3 commercial deals a year in addition to 10 to 20 homes sold.? During the time from August to December I had to use credit cards more than I wanted. This loan will get me a better rate there plus a small bit or room while ramp up this month. I have the contacts and experience and plan to do as well this year focusing on short sales and foreclosures. I have a lot of experience in negotiating short sales and our market is seeing them much more now. We are a bit behind the curve but houses still sell and short sales are more important than ever. I have a current Prosper loan that will be 2 years old in January, 2010. I have never missed a payment. I was one day late once as My bank put a 10 day hold on a check that I thought was a 5 day hold.I made the phone calls and got it paid the same day.

My financial situation:
I am a good candidate for this loan because? I have about 30% equity in my home (even in today's market.). I am reliable and will never default. I have lived in this home 9 years. I have had my bank account for 23 years. Credit score is a bit low as real estate has its ups and downs lately.

Monthly net income: $ 5,500 Varies with strait commission. My annual is between $40,000 to 65,000

Monthly expenses: $
??Housing: $ 1372
??Insurance: $ 55
??Car expenses: $53
??Utilities: $ 300
??Phone, cable, internet: $100
??Food, entertainment: $500
??Clothing, household expenses $ 200
??Credit cards and other loans: $400
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440189
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,650.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$103.55

Auction yield range:	8.20% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	9 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	13y 11m
Amount delinquent:	$0	Revolving credit balance:	$10,789	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orange-asset-jubilee	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Credit Card High Interest %
Purpose of loan:
This loan will be used to pay off credit cards.
I am a good candidate for this loan because??Steady household 2 income earners.
My credit has zero late payments I pay all debt on time or ahead of schedule.??
?My household income comes from 3 diverse sources and is growing.
?We are fully insured including umbrellas for both business and personal, health and autos/home.
?We both?carry life insurance of 1 Million each and have a Trust plus a will all in place. We have 1 girl 30 months old (our first and only child).
We are?very healthy and work hard all day and all year.

Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1998	Debt/Income ratio:	33%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	3 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	21	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,792	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Mrbiz	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	35 ( 97% )	600-619 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	1 ( 3% )	600-619 (Jan-2008) 560-579 (Dec-2007) 540-559 (Dec-2006)
Principal balance:	$3,465.25	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Help me pay off the big corporation
Purpose of loan:
This loan will be used to? Pay off an existing prosper loan as well as a credit card and truck loan.

My financial situation:
I am a good candidate for this loan because?I will make sure that every cent is paid back. I have had two prosper loans in the past and have not missed a payment. I hope this will be the last time that I need assistance as I am graduating school next week and will be looking for a new job that pays significantly more.?

Monthly net income: $ 3500.00

Monthly expenses: $ 2,150.00
??Housing: $ 600
??Insurance: $ 100
??Car expenses: $ 250
??Utilities: $ 150
??Phone, cable, internet: $
??Food, entertainment: $ 250
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440195
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$74.33

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1996	Debt/Income ratio:	32%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	8y 4m
Amount delinquent:	$308	Revolving credit balance:	$0	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	asset-aurora	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay my bills
Purpose of loan:
This loan will be used to? pay off existing bills

My financial situation:
I am a good candidate for this loan because? I can repay.

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 900.00
??Insurance: $
??Car expenses: $ 569.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 70.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 20.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440203
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$725.06

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1988	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	12 / 11	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,138	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Scaledartist	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	740-759 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	740-759 (Jun-2008)
Principal balance:	$4,565.62	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Personal Debt Payoff B4 Wedding
Purpose of loan:
I will be getting married in June. This loan will be used to pay off? the remainder of student/ car/ Prosper loans, and ONE credit card.? I want to be able to wipe out the entire debt in a 3 year (maybe less) time limit & raise my credit score by consolidating everything into one payment at a lowered interest rate. I want to make sure my credit is top notch for future big purchases (house & starting own business).

My financial situation:Monthly Income: $2000 approx (after taxes) Rent: $525
Car/ Insurance: $420/moStudent Loans: $272.00/moCell Phone: $50Credit Cards: 1 @ 19.00% Min Payment: $110.00
Prosper Loan: $286.72
Food (doctor's specialized diet) $200Gas: $100 approx (walk and ride bike due to gas prices)
Thanks for your help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440205
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$110.32

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1985	Debt/Income ratio:	8%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	25y 6m
Amount delinquent:	$0	Revolving credit balance:	$52,406	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	spiritual-bill	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to pay down a high interst credit card.??I am working toward reducing my debt and?hope to use this?oportunity to?achieve this goal by paying down the debt at a resonable interest rate.??????

My financial situation:
I am a good candidate for this loan because of my long term steady employment and a very solid payment history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.40%	Starting borrower rate/APR:	29.40% / 31.77%	Starting monthly payment:	$421.24

Auction yield range:	11.20% - 28.40%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1999	Debt/Income ratio:	31%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$7,545	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	compassion-samaritan	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debt
Purpose of loan:
This loan will be used to pay off other higher interest rate debt.? Through medical school my debt piled up and now I would like to consolidate that debt.

My financial situation:
I am a good candidate for this loan because I can handle the payments and make all payments on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2006	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	new-methodical-rate	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rap1
Purpose of loan:
This loan will be used to pay for furniture expense in my new condominium
My financial situation:
I am a good candidate for this loan because i?already have a?small mortgage that i repay well every month. I?own?a residence in new?york. I work for?Cantor Fitzgerald in Wall Street.?

Monthly net income: $ 150,000

Monthly expenses: $
??Housing: $?0
??Insurance: $?100
??Car expenses: $ 1000
??Utilities: $ 850
??Phone, cable, internet: $ 500
??Food, entertainment: $ 1000
??Clothing, household expenses $ 200
??Credit cards and other loans: $?2000
??Other expenses: $ 2000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$182.94

Auction yield range:	3.20% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1983	Debt/Income ratio:	13%
Credit score:	820-839 (Dec-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,322	Occupation:	Chemist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	discrete-asset	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Killing off the last credit card
Purpose of loan:
I have been actively working to become debt free for the last two years.? I've gone from $21+K to presently $6,200.00 through learning to live below my means.? The CC company has informed me that my interest rate will be jacked from its present 7% to 17% in Feb 2010 for no reason that they can give.? They refuse to negotiate.? My goal is to knock this debt to zero by Christmas 2010. ?? My credit is excellent.? I have more then enough in my emergency fund to pay this puppy off but I like the security of having enough money in the bank to cover any big emergencies.?

My financial situation:
I'm an excellent candidate for this loan because I have learned to live on a budget, and take every pinched penny towards paying off my CC debt.? My house will be paid off in full in 4 years and that will only leave a line of credit (second mortgage) that is $40K to pay off.? I have lived at the same address for over 25 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440219
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1995	Debt/Income ratio:	3%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	7	Length of status:	0y 10m
Amount delinquent:	$1,498	Revolving credit balance:	$0	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	4
Screen name:	methodical-transparency3	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
auto repair
Purpose of
This loan will be used to Repair my main vehicle? 2004 Ford Freestar. Having problems with the transmission.?
My financial situation:? I am a good candidate for this loan because I have good employment in the Healthcare field. I do not owe very much in loans. My spouse also works. I have verifiable rental income of 1100.00 a month. I also do owe anything on my home.
I am a good candidate for this loan because?

Monthly net income: $ 3000
Monthly expenses: $
??Housing: $?
0.00??Insurance: $150.00
??Car expenses: $
0??Utilities: $ 400.00
??Phone, cable, internet: $
40.00??Food, entertainment: $
??Clothing, household expenses $
200.00??Credit cards and other loans: $
10.00??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440221
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.24%	Starting borrower rate/APR:	34.24% / 36.68%	Starting monthly payment:	$134.42

Auction yield range:	17.20% - 33.24%	Estimated loss impact:	19.96%
Lender servicing fee:	1.00%	Estimated return:	13.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1985	Debt/Income ratio:	41%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	20y 5m
Amount delinquent:	$0	Revolving credit balance:	$13,826	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	priceless-affluence	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying high intrest card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1999	Debt/Income ratio:	31%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,444	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	104%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Homeownership:	No
Inquiries last 6m:	2
Screen name:	nourishing-auction	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit Card Debt
Purpose of loan:
This loan will be used to pay off my furnace, credit card debt from stores and and other things.

My financial situation:
I am a good candidate for this loan because I have had previous loans and paid them off early. I have a great job and one payment to pay back is better and I would be able to pay more because I will only have one payment.

Monthly net income: $
1800.00
Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 72.60/ month
??Car expenses: $ 336.90/ month
??Utilities: $250.00
??Phone, cable, internet: $ 86.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $200.00
??Credit cards and other loans: $?1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440225
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$78.15

Auction yield range:	8.20% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1990	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	9 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,999	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	speedy-bonus	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off some high interest rate credit cards.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 1300

Monthly expenses: $1211
??Housing: $400
Credit Cards $413
??Insurance: $68
??Car expenses: $200
??Utilities: $0
??Phone, cable, internet: $130
??Food, entertainment: $120 (mostly gas/food)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440227
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1972	Debt/Income ratio:	6%
Credit score:	820-839 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	11y 0m
Amount delinquent:	$0	Revolving credit balance:	$98,809	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	10
Screen name:	agreement-lotus	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
doing some renovation on my house
Purpose of loan:
I'm planning on using this loan to do some renovation work in my house, I bought the house at the forclosure auction for 65,000 cash last year , the house is worth 235,000 after repair, after the renovation I plan to refinance it and pay the loan which should be within 3 months

My financial situation:
I am a good candidate for this loan because I have a good credit score, I always pay on everything i buy on credit..
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440233
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.40%	Starting borrower rate/APR:	29.40% / 31.77%	Starting monthly payment:	$421.24

Auction yield range:	11.20% - 28.40%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1991	Debt/Income ratio:	35%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$10,781	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	jldus	Borrower's state:	Louisiana	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	30 ( 100% )	740-759 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	760-779 (Oct-2009) 760-779 (May-2008) 740-759 (Jun-2007) 760-779 (Feb-2007)
Principal balance:	$2,289.55	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
pay off credit cards
Purpose of loan:
This loan will be used to?

paying off high interest rate credit cards. discover i owe $5,300 and citi card i owe $4,700

My financial situation:
I am a good candidate for this loan because?
my credit is excellent i'm never late on any payments and this woulld be my 3rd prosper loan all have been paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 31.98%	Starting monthly payment:	$41.36

Auction yield range:	8.20% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1998	Debt/Income ratio:	25%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$30,291	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	loot-contributor5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing Kitchen before Tax time
Purpose of loan:
This loan will be used to? fix my kitchen before I get my tax refund. I plan on paying this loan way before its 3 year term.

My financial situation:
I am a good candidate for this loan because? I own a 3 family property and have a household income over 160k. I am trying not to use my credit cards anymore so a loan would sit me better.

Monthly net income: $ 10000

Monthly expenses: $
??Housing: $ 4000
??Insurance: $
??Car expenses: $ 0
??Utilities: $ 500
??Phone, cable, internet: $ 400
??Food, entertainment: $?400????
??Clothing, household expenses $ 100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440237
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1999	Debt/Income ratio:	42%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$572	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	admirable-asset	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off all?credit cards?and to help me improve my credit.
My financial situation:
I am a good candidate for this loan because I'm very responsible?paying my bills on time.

Monthly net income: $ 1700

Monthly expenses: $
??Housing: $ 100
??Insurance: $ 192
??Car expenses: $ 283
??Utilities: $
??Phone, cable, internet: $ 160
??Food, entertainment: $?80
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 371
??Other expenses: $ 366
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440239
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2003	Debt/Income ratio:	4%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,694	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	cognizant-integrity9	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car Repairs
Purpose of loan:
This loan will be used to? Auto Repairs

My financial situation:
I am a good candidate for this loan because?? I had salary of net income 6080 each month and no major debts

Monthly net income: $ 6080

Monthly expenses: $
??Housing: $ 2107
??Insurance: $
??Car expenses: $ 100
??Utilities: $?170
??Phone, cable, internet: $ 70?
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 140
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440241
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$78.15

Auction yield range:	8.20% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2006	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,159	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	euro-raccoon	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off bills
Purpose of loan:
pay off bills

My financial situation:
I am a good candidate for this loan because i will pay my loan every month on time.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440243
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$76.22

Auction yield range:	3.20% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1996	Debt/Income ratio:	16%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$41,617	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wise-bill-pro	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Medical Expenses
Two and a half years ago, at the age of 28.? I went on disability for a few months during my recovery.? After a few weeks back to work, I was laid off as my company, a private home builder hit by the downturn in the housing market, began the proceedings of filing bankruptcy.? During the months that I was on disability and then unemployment, when my income was significantly lower, I had taken out a number of cash advances on my credit cards to cover medical and basic living expenses.? Over the past 2+ years, I have been diligently trying to pay down this debt by transferring balances, moving money from one credit card to the next for a temporarily lower interest rate (but also for a significant service fee).Two weeks ago, my boyfriend proposed to me.? As an additional cost savings measure, I moved in with him and rented my condo, putting the additional money towards my credit card debt.? I would like to put my last two credit cards onto one easy payment so that we can start our marriage, if not debt free, with less debt and one easy payment.Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440247
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,250.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$101.78

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1998	Debt/Income ratio:	4%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	1 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	nkire100	Borrower's state:	NewYork	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for wife's education
Purpose of loan:
This loan will be used to?finance my wife's education for a "Nail Specialist" certification course required by New York. My wife already worked as a nail specialist in Singapore; we just got married 6 months ago and she moved here to New York. She needs to take the required 250-hour certification course (length of 2 months) required by the state of New York to work at a beauty salon in New York City. She already has job prospects; we just need to get the certification out of the way.

My financial situation:
I am a good candidate for this loan because?I pay my bills on time and I pay down loans quickly. I have a steady job as a graduate research assistant that pays me 3,000/month from a NASA grant that will last for the next 2&1/2 years.I also have no credit cards and no outstanding debt, except for deferred student loans ($40,000.00) my loans are deferred because I am still in graduate school (PhD). 4 years ago, I did have some delinquent credit accounts but I have rebuilt my credit since then. I promise my investors that this loan will be paid on time because: 1) I have a steady income & 2) this loan will help my wife get a job, where she will receive a steady income. Thank you for your trust in this matter. Loan details: Cost of certification course: $2050.00 Cost of NY State Nail Specialist Exam; $150.00 Cost of books/supplies: $50 My financials are below.

Monthly net income: $3,000.00

Monthly expenses: $
??Housing: $1393
??Insurance: $0
??Car expenses: $0
??Utilities: $60
??Phone, cable, internet: $90
??Food, entertainment: $
??Clothing, household expenses $50
??Credit cards and other loans: $0 , except for deferred student loans ($40,000.00)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440249
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$207.90

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,851	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bold-fairness-renaissance	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for the wedding
Purpose of loan:
This loan will be used to pay for my wedding expenses

My financial situation:
I am a good candidate for this loan because I have a stable job and showed good borrowing history in the past

Monthly net income: $ 3400

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 20
??Phone, cable, internet: $ 80
??Food, entertainment: $ 320
??Clothing, household expenses $ 120
??Credit cards and other loans: $ 80
??Other expenses: $ 110
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440251
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$258.80

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1992	Debt/Income ratio:	14%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	16 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	42	Length of status:	1y 4m
Amount delinquent:	$239	Revolving credit balance:	$88,491	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	blue-gold-poem	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dance School
Purpose of loan:
This loan will be used to start a dance school.

My financial situation:
I am a good candidate for this loan because I am a certified instructor from Beijing and have been teaching in the area?in the past 12 years.?I am still teaching in local schools and dance groups which have a total of over 100 students.? I am also a full time mech engineer at an international company.? Graduated with a master degree in mech engineering from a very decent school in Massachusetts,

Monthly net income: $ 4000

Monthly expenses: $ 1630
??Housing: $ 700
??Car expenses: $ 400
??Utilities: $ 80
??Phone, cable, internet:?$100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$258.80

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2004	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$521	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bountiful-leverage7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
major purchase
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440265
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$90.52

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1986	Debt/Income ratio:	32%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	24 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$51,620	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	high-five9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay this year's property tax
Purpose of loan:
This loan will be used to pay?2009-2010 property tax?

My financial situation:
I am a good candidate for this loan because I have been?steadily employed as?a medical professional for thirty-five years.? I?have?owned my home for eighteen years.?

Monthly net income: $ 50,000

Monthly expenses: $
??Housing: $ 1676
??Insurance: $?188
??Car expenses: $?100
??Utilities: $ 120
??Phone, cable, internet: $ 35
??Food, entertainment: $ 120
??Clothing, household expenses $ 95
??Credit cards and other loans: $ 650
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1990	Debt/Income ratio:	4%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	10	Length of status:	20y 5m
Amount delinquent:	$279	Revolving credit balance:	$10,905	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	luminous-generosity	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to? paying off credit and catching up my bills????

My financial situation:
I am a good candidate for this loan because?? I am willing to set payments up on automatice bank draft each month to insure that the loan will be re-paid on time????????

Monthly net income: $ 1800.00

Monthly expenses: $
??Housing: $ 800.00
??Insurance: $ NA
??Car expenses: $ NA
??Utilities: $?350.00????
??Phone, cable, internet: $ 400.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440275
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$609.00

Auction yield range:	8.20% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2004	Debt/Income ratio:	45%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	BrownieB	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 94% )	760-779 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	1 ( 6% )	740-759 (Jul-2008)
Principal balance:	$5,833.63	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Buy Out
Purpose of loan:
This loan will be used to buy out the remaining 10% of a profitable online business.?

My financial situation:
I am a good candidate for this loan because the 10% of the business I plan to buy out will pay off the loan in full.??The business is profitable with no major debt, which will allow me to fund this loan and I also have a business partner who?has agreed to underwrite any debt that I may not be able to pay.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$315.89

Auction yield range:	11.20% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1990	Debt/Income ratio:	27%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	17y 8m
Amount delinquent:	$0	Revolving credit balance:	$13,320	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	N-a-Pinch	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 91% )	720-739 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	2 ( 9% )	680-699 (Dec-2007) 700-719 (Oct-2007)
Principal balance:	$4,164.60	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Legal fees/pay off other loan
Purpose of loan:
This loan will be used to pay off my existing Prosper loan and cover some legal fees.

My financial situation:
I am a good candidate for this loan because I have kept my existing Prosper Loan current through direct pay and I pay my bills on time.

Monthly net income: $ 87,000

Monthly expenses: $
??Housing: $ 840
??Insurance: $ 125
??Car expenses: $
??Utilities: $?40
??Phone, cable, internet: $ 90
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 4900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1964	Debt/Income ratio:	24%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	40	Length of status:	26y 1m
Amount delinquent:	$0	Revolving credit balance:	$9,726	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	sensible-currency	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Movies on the Move Cinemabox
Have you ever heard of Redbox ? Do you want to make 19% on your Investment
The company is currently owned by Coin Star. Redbox retails DVD rentals through Kiosk locations.

This is a start up company of the Exact same concept

This is a start up company called Movies on the Move Cinemabox. To be located in Massachusetts Greater Lowell Area.
My son is going to operate the business

My son obtained Funding of $300,000 all ready through hard money lines, BUT to please the lenders they want to see an escrow account of 25% ($75,000)
he has also secured $50,000 through private loan. We require an additional $25,000 to Please the initial hard money lenders.

$75,000 to be place in an escrow account to please investors of the $300,000.

We do not require this additional escrow money for operation of the business. We have a 24,000 pocket built in to the $300,000 for day to day operation costs.

This money will sit in escrow time frame to be determined and agreed upon by investor and myself. Most likely time projection of 2 years.

WE ARE SEEKING $25,000. to complete the required funding for the escrow account
I will pay you interest of 19% for your money to sit there I will not be spent on operational needs.

I HAVE ALL THE DOCUMENTATION / QUARTERLY REPORTS Redbox states that each Redbox location generates $50,000/year . I am looking to purchase 12 Kiosk at $276,000 I have approval for $300,000. I have build in a security pocket in the loan amount for operation costs.
Once we acquire the $25,000 we will have the entire $75,000 for the escrow account and we are good to go.

We can be up and operational in 45 days. We have 12 month projections 3 year projections THIS IS A CASH COW !!!!!!!!!!!!

OUR DOCUMENTATION STATEMENTS ARE AS FOLLOWS. 12 Kiosk Locations with Net. $444,608.00 annual revenue

PLEASE ANY ONE WITH MONEY TO INVEST OR IF YOU KNOW ANY ONE Contact us.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 319034
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	16.28%	Starting borrower rate/APR:	17.28% / 19.48%	Starting monthly payment:	$125.27

Auction yield range:	14.20% - 16.28%	Estimated loss impact:	14.71%
Lender servicing fee:	1.00%	Estimated return:	1.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1989	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$16,641	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ALFLoan	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
I will use this loan to reduce my debt, and if you have any questions please ask.

My financial situation:
Banks think I have bad credit, because I have high debt to income. They think I can?t pay my bills because I don?t have any disposable income. They never seem to look at my credit report and see that I HAVE NEVER BEEN LATE ON ANY OF MY BILLS OR LOANS. I have always paid on time, and I will do the same on this loan.

Monthly net income: $ 1300Jobs & Monthly Income Distribution:Pier 1 imports $700Tropical smoothie caf? $300Sundaze Tannng $300
Monthly expenses: $ 760
??Housing: $ 0
??Insurance: $ 75
??Car expenses: $ 360
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $
??Credit cards and other loans: $ 325
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423028
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.58%	Starting monthly payment:	$50.43

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1984	Debt/Income ratio:	27%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$16,464	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	38%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Swish3pts	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	700-719 (Jun-2008) 680-699 (May-2008)
Principal balance:	$645.08	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
To Update the Bathroom
This loan request is to help update our main bathroom.? We need to put a register vent in the bathroom due to it is too cool for winter and too warm for summer.? For some reason the builder did not do this 12 years ago.? We also need to replace a tub due to cracking.? We have repaired it twice now.? The person we had come in and repair it both times finally said we need to replace the whole tub.

I am good for this loan due to I pay all of my bills on time.? As you can see that with my current loan thru Prosper.? My wife and I both have secure jobs and I have been on my job for 5 years with Sony and my wife has been on her job for 8 years.? It is very important to us to always pay our bills on time and some we pay off early when we get the chance.? Thank you so much.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.20% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1990	Debt/Income ratio:	19%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	15	Length of status:	0y 8m
Amount delinquent:	$57	Revolving credit balance:	$1,466	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	24	Homeownership:	No
Inquiries last 6m:	0
Screen name:	commerce-backer3	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off High Interest Cards
Purpose of loan:
I?m looking for this loan so I can pay off my high Interest Credit Card Debt (Wedding).?And an IRS?bill.??

My financial situation:
I want to get My credit score up so this loan will be paid without fail.
Right now my credit score is low because I do not have enough outstanding credit.
That is the other reason for this loan.Making payments will not be a problem.
I am married and we have two incomes. So bid with confidence.
.
Monthly net income: $ 2700
Husbands Monthyly net income: $2700

Monthly expenses: $
??Housing: $?550
??Insurance: $ 200
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 900
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439070
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2007	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,200	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	lava250	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying an older used car
Purpose of loan:
I will used this loan to buy an older higher mileage car to commute to work and school. I will also use some of it to pay off a high interest credit card.
My financial situation: is good, I have very few expenses apart from my credit card dues, rent and phone bill.
I am a good candidate for this loan because I pay my bills on time, have a good steady job with guaranteed raises, and a a good credit score.

Monthly net income: $ 850
Monthly expenses: $ 280
??Housing: $80
??Insurance: $25
?Car expenses: $0
??Phone, cable, internet: $50
??Food, entertainment: $25
??Clothing, household expenses $0
??Credit cards and other loans: $100
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439896
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	14.05% / 16.21%	Starting monthly payment:	$171.01

Auction yield range:	6.20% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-2004	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$9,016	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brightest-loot-cupcake	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Product concept development
Purpose of loan:
This loan will be used to finance the research & development process of my retail product idea. It will cover expenses relative to the engineering work and design construction of the product.

My financial situation is presently stable with an adequate stream of income from my part-time job and now with minor additional income from my equity investment activities. The problem is that a majority of my income is taking care of bills & living expenses so I don't have extra cash to use for business ventures.
I am a good candidate for this loan because I have a long history of making all my bill payments on time and in excess of the minimum amount required. The prototype I'm having developed also holds extensive merit, possessing innovative attributes unique in its respective target market.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439946
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$70	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	3
Screen name:	youthful-revenue8	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Monetize & Profit from fan base
Purpose of loan:
This loan will be used to?build a model website for my approximate 12,000 fans, 3k of which are interested in paying for a subscription to see more of me.? The average subscription price will be $8.00.? Overhead to operate and add content to the site monthly is less than $1500.00 due to clients paying for travel expenses.?

My financial situation:
I am a good candidate for this loan because? I have never been delinquent, I have moved home to reduce expenses and based on my fan base I can and will pay the loan off early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2000	Debt/Income ratio:	8%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,291	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	aorozco	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off old debt & car repair
Purpose of loan:
This loan will be used to?? Pay some credit card old credit card debt.? Dont just judge the score, its due to 3yr old bankruptcy but if you know anything about lending, you know we cant file for 7 years & it was a mistake of young age and now trying to move forward
My financial situation:
I am a good candidate for this loan because? i am working full time, very secure job, 5 yrs, Getting raise in Feb 2010, pay all my bill on time! dont want to hurt my credit

Monthly net income: $ 2050 plus spouse 1700 & rental income $440

Monthly expenses: $
??Housing: $ 1173
??Insurance: $?????
??Car expenses: $ 650
??Utilities: $?180
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$274.92

Auction yield range:	17.20% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	19 / 16	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	32	Length of status:	6y 10m
Amount delinquent:	$41	Revolving credit balance:	$397,032	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	the-shaker825	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment Financing
Purpose of loan:
This loan will be used to buy equipment for a new surgery center.??small business loan are not available?due to the current financial markets?

My financial situation:
I am a good candidate for this loan because our volume is increasing month to month?with steady?increasing income?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$334.54

Auction yield range:	4.20% - 11.50%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1989	Debt/Income ratio:	19%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	29y 10m
Amount delinquent:	$0	Revolving credit balance:	$49,679	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	GoAstros	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 100% )	740-759 (Latest)
Principal borrowed:	$22,500.00	< mo. late:	0 ( 0% )	720-739 (Aug-2009) 760-779 (Jan-2008) 760-779 (Dec-2007) 740-759 (Jul-2006)
Principal balance:	$3,132.09	1+ mo. late:	0 ( 0% )
Total payments billed:	49
Description
Knocking it out...
I am a very trustworthy individual who is looking for a 2nd Prosper loan to consolidate payments and pay the interest to people like you vs. the banks.? My outstanding debt is related to putting myself through college to get a MBA along with two children for their undergraduate degree (one is finished and one is almost finished).?

I am two+ years out from eliminating my current revolving debt balance and my debt ratio is very workable.? I have a very stable job and significant earning potential and as you can see, I pay my bills on-time. My credit score dropped recently because I closed two accounts causing my total available credit to drop rather significantly.

I have tried recently to acquire a 2nd loan but failed to get funding so I am trying again for a lower amount and a higher rate.? I hope you'll help me and you will not regret your investment in me.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440090
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	5.75%	Starting borrower rate/APR:	6.75% / 7.09%	Starting monthly payment:	$215.34

Auction yield range:	3.20% - 5.75%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	4.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1998	Debt/Income ratio:	64%
Credit score:	820-839 (Dec-2009)	Current / open credit lines:	37 / 34	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	71	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,224	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	enterprising-dollar7	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440096
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1999	Debt/Income ratio:	31%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$241	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	durable-fairness	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Breaking Free from Payday Loans
Purpose of loan:
??????????????? There is no risk of me not repaying this loan! It will be used to help with monthly expenses, allowing more cash flow?and payoff some small personal loans.
My financial situation:
I am a good candidate for this loan because???I am a responsible full-time employed mother of two children and have been married for 13 years. In the past year, we have had extremely tight monthly expenses and basically live paycheck to paycheck. Because?of lower credit?scores, we have not felt?that we could go to a?bank?for help right now and as a result, we are asking the people of?Prosper for?assistance. We have?sought help with quick relief from?some payday cash?advances. These payday loans are hard to overcome?in replacing?our?income and?if funded, this loan would help free us?from them. We do not spend frivolously. I am serious in the pursuit of paying off?these personal?loans and stopping the renewal cycle.?My husband and?I put our income together to meet our monthly?obligations and we are?dedicated in our faith to believe that?there is a way for us to continue to meet our?family?needs.We will always be diligent in?honoring this loan?if it is funded.?We are so tight this year with our basic living expenses that this loan would help us?achieve this goal and it would?also create some?much-needed cash flow for our family.Your bid would be VERY MUCH appreciated! Thanks for listening and for your assistance!

Monthly net income: $ 1200.00

Monthly expenses: $???
Housing: $ 1580 (this comes?mostly from my husband's income)??
Insurance: $ 137.00???
Car expenses: $ 0-?cars are paid off??
Utilities: $ 250.00??
Phone, cable, internet: $ 80.00??
Food, entertainment: $ 200.00 (This is mostly groceries. We don't do alot of entertainment spending because?of?other?monthly obligations.)??
Clothing, household expenses $ 25.00??
Credit cards and other loans: $ 1000.00 (?This includes?some of the payday cash loans?as well as some loans in my husband's name.)??
Other expenses: $ 520.00 ( Daycare costs for my children.)???????????????????????????
???????????????????????? $100.00? (gas - my husband's job requires more travel expense)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,659.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.20%	Starting borrower rate/APR:	11.20% / 13.32%	Starting monthly payment:	$382.81

Auction yield range:	4.20% - 10.20%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1997	Debt/Income ratio:	16%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$80,444	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	superb-leverage	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I Hate Banks, So Can You
Purpose of loan:
This loan will be used to refinance my credit card's interest rate. I did a cash advance for some emergency repairs needed on an investment property which brought the rate up to 24.99%

My financial situation:
I have a solid job, cash flow from rentals, and always pay my bills on time. The revolving balance stems from educational expenses, a business vehicle, and funds used to rehab 3 investment properties, as well as some personal expenses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$195.38

Auction yield range:	8.20% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1975	Debt/Income ratio:	71%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	14	Length of status:	11y 0m
Amount delinquent:	$0	Revolving credit balance:	$14,655	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 10	Bankcard utilization:	61%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Highcourt1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	700-719 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	680-699 (Jul-2007)
Principal balance:	$1,895.44	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Paying of my three credit cards
Purpose of loan:Perhaps my last loan request was too much for this economy - the interest rate was too high anyway. With my excellent credit history I will go ahead and request an amount to pay off two of my three credit cards - with the reduced monthly payment I can easily pay off the third, even with this loan. This request and its obligation is a solid one - simply review my current history particularly with my current Prosper loan of three years (only 7 months remaining; never late, never missed, as is the case with all of my obligations. My individual income is tax free and my monthly expenses are paid through my wife's family business (lucky me) but I want to retain my individuality. I still have had the same account with the same bank for over 30 years and in the attached photo of my wife and kids I am still the one with white hair.
This loan will be used to? consolidate two credit card debts

My financial situation: is excellent
I am a good candidate for this loan because? I always pay my financial obligations.

Monthly net income: $ 2,829 tax free

Monthly expenses: $ 684.98
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $684.98
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440108
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.46%	Starting borrower rate/APR:	26.46% / 28.79%	Starting monthly payment:	$421.58

Auction yield range:	11.20% - 25.46%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1998	Debt/Income ratio:	119%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$27,828	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	basis-blossom	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
I am wanting to payoff two high interest credit cards (National City-Balance of $7,000/Citi-Pay down $3000)-reducing interest and also putting these debts on a three year fixed term. My credit speaks for itself. Never missed a payment, nor been late. My spouse and I have both been employed by our employers for a significant amount of time.
My financial situation:
I am a good candidate for this loan because?high fico, long time job history, never been late on a pmt, bills first then entertainment. Five year homeowner. I am a client you want to lend to, history tells the truth.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440112
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.02%	Starting borrower rate/APR:	30.02% / 32.67%	Starting monthly payment:	$63.69

Auction yield range:	11.20% - 29.02%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1978	Debt/Income ratio:	3%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	2 / 1	Employment status:	Retired
Now delinquent:	0	Total credit lines:	29	Length of status:	16y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	3
Screen name:	benevolent-transaction5	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
repaying loans Sister's funeral
Purpose of loan:
This loan will be used to? consolidate short term loans from helping my sister she was while ill and up to and after her death.
The high interest rates keep my from getting them paid in full.? I have dental work and my some medical procedures that need to be done. If I could consolidate the loans with a lower interest rate i could also afford to pay to get my medical work performed.
In about 6 months.
My future plans are to complete classes to?get lic for foster care, but this can not be done until I get my finaces under control again.
note: I have reduced the amount of loan to insure that I can get this funded and get back on track.? Thank you.

When my sister mate? had first asked me to hlep them, he knew I could not afford at the to pay to stay away from home especially for over a month. He was dying from colon cancer and was to weak to help much. My sister became ill and was in intensive care for almost 2 full months. They lived in a different city than I do, and My sister was sent to a hospital out of state.
They had planned on helping me pay back the loans I had gotten to help care for them including repairs to their truck. Their deaths prevented this.? Due the medical bills there will be no funds left.?

.My financial situation:
I am a good candidate for this loan because?
I have always put my bills first my needs second.? I get paid the first week of every month before I even buy gorceries I pay all my bills.? It is true I had to claim bankruptcy,? I had Id theft , my home had been robbed. ?I applied to refi my home in? 2008 the loan did not close prior to lenders closing their doors.? I was one of the many that lost funds that?I had paid towards my loan that was approved and ready to close. They closed the office I was working with. To date funds have not been returned.
This is what led up to the bankruptcy. Feb 2008 I had a credit score of? 782 and for the first
56 years of my life, or at least from when I established credit my score has always been excellent.?
I only had a few late pays after the loan failed. They funds I had prepaid were for points and fees.
I have always taken my credit score very seriouly.?

Monthly net income: $? 2400

Monthly expenses: $
??Housing: $ 829
??Insurance: $? 150
??Car expenses: $ 80
??Utilities: $ 180
??Phone, cable, internet: $ 140
??Food, entertainment: $ 150
??Clothing, household expenses $50
??Credit cards and other loans: $ 600??this will be gone when loans paid off.
??Other expenses: $ medical? 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440114
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.40%	Starting borrower rate/APR:	29.40% / 31.77%	Starting monthly payment:	$589.73

Auction yield range:	11.20% - 28.40%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1991	Debt/Income ratio:	7%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,274	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	red-heavenly-order	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Biodiesel/solar van
Purpose of loan:
This loan will be used to purchase a diesel van to run biodiesel and in future will install solar panels.

My financial situation:
I am a good candidate for this loan because I always repay loans, but my credit score is low due to several accounts I closed since I didn't use them and I didn't realize closing them would hurt my credit score so much.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440118
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$640.66

Auction yield range:	3.20% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1991	Debt/Income ratio:	16%
Credit score:	820-839 (Dec-2009)	Current / open credit lines:	27 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	13y 11m
Amount delinquent:	$0	Revolving credit balance:	$35,183	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	keen-yield7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my revolving debt
Purpose of loan:
With?this loan,? we will pay off a revolving bank line of credit at 12.50%.? Currently we are paying either interest or?twice the interest amount to pay this loan down.?? I feel a lower rate will help us make more progress?

My financial situation:
I am a good candidate for this loan because this is the only other debt we have now other than our home.? Both of our cars are paid for and we have made progress in paying off all other consumer debt and not incurring new debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440120
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1994	Debt/Income ratio:	32%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	41	Length of status:	6y 7m
Amount delinquent:	$9,304	Revolving credit balance:	$7,098	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	generosity-cymbal	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected expense came
Purpose of loan:
This loan will be used to payoff an unexpected expense that needs to be paid.?

My financial situation:
I am a good candidate for this loan because I have been employed with a Fortune 500 Corporation for the last 6 years with steady income.? My expenses are not much just my mortgage which appx $650.00

Monthly net income: $ $2500.00

Monthly expenses: $
??Housing: $ $650.00
??Insurance: $ 35.00
??Car expenses: $ Paid Off
??Utilities: $ 67.00
??Phone, cable, internet: $?30.00
??Food, entertainment: $?300.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 125.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.01%	Starting borrower rate/APR:	13.01% / 15.15%	Starting monthly payment:	$276.33

Auction yield range:	4.20% - 12.01%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1999	Debt/Income ratio:	29%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,964	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	smart-value0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Updating the kitchen
Purpose of loan:
After purchasing my home a year and a half ago, I finally have the time to redo the kitchen.? It's an old home and I'm pretty sure everything in the kitchen is original (from 1940).? I have already purchased a new oven and fridge, but I'd like to update the cabinets and countertops.? I'd also like to buy a dishwasher.? Hand-washing gets old fast.

The costs include:
cabinets and countertops $4,000
flooring $600
lighting $200
sink $400
faucet $200
garbage disposal $100
dishwasher $700
labor $2,000

My financial situation:
I am a good candidate for this loan because my credit score is important to me.? I already?own my own home and my car is paid for, but I know that in the future I'd like to upgrade.? I wouldn't be asking for a loan if I didn't plan on paying every penny back.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440124
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	4.20% - 18.00%	Estimated loss impact:	2.18%
Lender servicing fee:	1.00%	Estimated return:	15.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1987	Debt/Income ratio:	19%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	21y 2m
Amount delinquent:	$0	Revolving credit balance:	$66,512	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	point-workhorse	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating credit card payments
Purpose of loan:
Consolidating credit cards to one payment to make sure I get them paid off. Just cut the cards up, now I need the loan to pay them off and close the accounts.

My financial situation:
I am getting killed with credit card fee's and only making minimum payments. At this rate I will never be able to pay the cards off. I need a fixed payment for a fixed length of time to guarantee I get them paid off..

Monthly net income: $ 11,300.00

Monthly expenses: $ 9,475
??Housing: $ 4411
??Insurance: $ 189
??Car expenses: $ 200
??Utilities: $ 400
??Phone, cable, internet: $ 175
??Food, entertainment: $ 800
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1900
??Other expenses: $ 1250 / child support
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440130
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.50%	Starting borrower rate/APR:	21.50% / 23.76%	Starting monthly payment:	$284.49

Auction yield range:	17.20% - 20.50%	Estimated loss impact:	19.16%
Lender servicing fee:	1.00%	Estimated return:	1.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-2004	Debt/Income ratio:	30%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,066	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	desbynac	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-659 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	620-639 (Jun-2008)
Principal balance:	$3,596.49	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
pay off loan fund my business
WHEN THINGS STARTED GETING BAD IN? MICHIGAN I GOT A LOAN FROM PROSPER AND INVESTED IN USED CARS.A YEAR LATER I'M GLAD I DID IT. I PAID HALF OF THE LOAN, BOUGHT A FORECLOSURE HOUSE, AND SHIPPING CARS TO AFRICA.
My financial situation:
FINANCIALY I'M BETTER THAN A YEAR AGO.I'M SAVING MONEY IN RENT $488 . SHIPPING USED CARS TO AFRICA IS MY LATEST PROJECT AND SO THE RETURNS ARE NOT BAD AT ALL:BUT I GONNA NEED LITTLE MORE FUNDS THAN MY PERSONAL SAVING. THESE SAVINGS ARE A SORT OFF INSURANCE AND I DON'T REALLY WANT TO DIG IN IT.
Monthly net income: $ 1800

Monthly expenses: $?

??Insurance: $?65
??Car expenses: $ 100
??Utilities: $ 55
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??$223 PROSPER LOAN
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1992	Debt/Income ratio:	8%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	26	Length of status:	20y 5m
Amount delinquent:	$1,431	Revolving credit balance:	$698	Occupation:	Tradesman - Carpent...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	john0	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	720-739 (Latest)
Principal borrowed:	$2,700.00	< mo. late:	0 ( 0% )	720-739 (Aug-2008)
Principal balance:	$1,608.93	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Only 1 car with 3 kids..help!
Purpose of loan:
This loan will be used to go from a one vehicle family to a two vehicle family.

My financial situation:
I am a good candidate for this loan because I have worked for the same company for the past 20 years. I am currently making almost 50k per year.? I will be able to repay this loan on time and allow my family to have a reliable car that is safe! My wife is a school teacher and make s a great salary...because of a late payments when she had melanoma, we are having a problem obtaining a loan. The car we have now has 130K miles on it..it is only worth 3k and it will cost us 1k to repair!!? The reason it shows a delinquency is because we got involved in a debt management program and have a monthly payment that we make for all other debts.? The credit report shows them as not being paid, but they are being paid through the program.? Please help us to get a preowned car!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.72%	Starting monthly payment:	$47.28

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1998	Debt/Income ratio:	61%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	17 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,119	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	truth-pole	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off High Interest Loan
Purpose of loan:
This loan will be used to pay off a payday loan.? When my son was diagnosised with Autism I did not have the money to pay for the medical expenses that he needed.??In order to get the money, I took out payday loans and I have paid almost all of them off except for?this one last loan.? I will be so happy?to be done with these loans that have over a 200% interest rate and start the new year fresh.??This loan gives me a substantially lower interest rate and a much better payment option.? ?

My financial situation:
I am a good candidate for this loan because I am a hard-worker and I have been successfully paying off my current?debt by paying over the amount that I owe.?? I have never been late on my payments and this payment will be?automatically deducted from my checking account.? I have a stable job that?I have been with for over 6 years.?? I plan to pay this loan off as soon as possible.

This?is my portion of expenses for the month.

Monthly net income: $ 1600.00

Monthly expenses: $???
Housing:??$ 0
?Insurance: $ 157.00??
Car expenses:?$ 0??
Utilities: $?197.00??
Phone, cable, internet: $ 200.00??
Food, entertainment: $ 250.00??
Clothing, household expenses $ 100.00??
Credit cards and other loans: $ 600.00??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$217.52

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	13y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,522	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	courageous-wampum	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? to payoff 5 small credit cards that we used when we got married and our life started.????????

My financial situation:
I am a good candidate for this loan because? i feel a helping hand up.. is better than a hand out.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1985	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	25y 8m
Amount delinquent:	$0	Revolving credit balance:	$200	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	popcorn4	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
startup foodcart
Purpose of loan:
This loan will be used to? open a food cart business in Portland, Oregon

My financial situation:
I am a good candidate for this loan because? I already have ready clients

Monthly net income: $ 30000

Monthly expenses: $ 2500
??Housing: $ 0.00
??Insurance: $ 0.00
??Car expenses: $ 0.00
??Utilities: $ 600
??Phone, cable, internet: $ 150
??Food, entertainment: $ 0.00
??Clothing, household expenses $ 100?
??Credit cards and other loans: $?25
??Other expenses: $ 1550
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440150
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	18.45%	Starting borrower rate/APR:	19.45% / 21.68%	Starting monthly payment:	$92.21

Auction yield range:	14.20% - 18.45%	Estimated loss impact:	15.52%
Lender servicing fee:	1.00%	Estimated return:	2.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1978	Debt/Income ratio:	14%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	22y 9m
Amount delinquent:	$0	Revolving credit balance:	$15,829	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sly2031	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	600-619 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-659 (Jul-2008)
Principal balance:	$2,977.47	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Debt Consolidation Fuel Purchase
Purpose of loan:
This loan will be used to? Pay off Credit Cards And Purchase Wood Pellets For Winter

My financial situation:
I am a good candidate for this loan because? I own my own home and want to get rid of my credit cards also have worked at my job for over 20 years

Monthly net income: $ 2592.00

Monthly expenses: $
??Housing: $ 1092.00
??Insurance: $ 106.00
??Car expenses: $ 100.00
??Utilities: $ 75.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 85.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 600.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440152
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1993	Debt/Income ratio:	10%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Retired
Now delinquent:	1	Total credit lines:	30	Length of status:	4y 10m
Amount delinquent:	$45,835	Revolving credit balance:	$3,074	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	76%
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	coco1100	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off the IRS
Purpose of loan:
This loan will be used to?pay off the IRS $f3,000. for 2008 due to capital gains?on ?my house?although I received no money.

My financial situation:
I am a good candidate for this loan because?With my retirement and a part time job, I can?pay all my bills on time.?

Monthly net income: $ 2,946.00

Monthly expenses: $ 2,308.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1990	Debt/Income ratio:	42%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	22 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	19y 5m
Amount delinquent:	$0	Revolving credit balance:	$29,293	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	salesforce	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	640-659 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	640-659 (Nov-2009) 680-699 (Mar-2008) 700-719 (Feb-2008)
Principal balance:	$5,130.07	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
New home office for business
Purpose of loan:
This loan will be used to remodel my home to create an office for a new home business.
I have decided to go for a lower loan amount and do the work myself.

My financial situation:
I am a good candidate for this loan because I have a good job with the same company for over 19 years and?stable income.?I always pay all debts my on time. I currently have a loan with Prosper that will be paid back in little over a year. I have never missed a payment on this loan or been late. My credit score has taken a hit because I have closed account. I have never had a late payment toward any of my debt. I always pay ontime. I am applying for another loan through Prosper because I like know the loan will be paid of in 3 years or less and do not like paying interest to banks.

Monthly Income has increased from: $ 6833.00

Monthly expenses: $
??Housing: $?1764
??Insurance: $?250 My has increase for 2010 because of a?different being added to my policy
??Car expenses: $?428?My car expenses for increase because I has to replace a failing car
??Utilities: $ 195
??Phone, cable, internet: $ 89
??Food, entertainment: $ 600
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 950 These have increased because I am going to pay more toward my?debts
??School tuition for my son: $ 700.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,400.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.93%	Starting monthly payment:	$63.33

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1994	Debt/Income ratio:	41%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	6y 8m
Amount delinquent:	$1,593	Revolving credit balance:	$14,296	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Tammycast	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 87% )	600-619 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	1 ( 7% )	620-639 (Jun-2008) 620-639 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	1 ( 7% )
Total payments billed:	15
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? Pay off High intrest rate credit cards
My financial situation:
I am a good candidate for this loan because? I am working very hard to build stronger credit for myself.. I am very trust worthy and work hard to make life better.

Monthly net income: $ 2,500.00

Monthly expenses: $ 2,045.00
??Housing: $?700.00
??Insurance: $ 100.00
??Car expenses: $ 250.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 450.00
??Other expenses: $ 75.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440164
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$143.64

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1977	Debt/Income ratio:	18%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	42	Length of status:	21y 7m
Amount delinquent:	$7,033	Revolving credit balance:	$24,853	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	orange-benefit-confidant	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
grandma needs money
Purpose of loan:
This loan will be used to? pay off credit card debts and bill consolidation.? i had to borrow money from my 401k to pay off some of my bills.? This means that I have to work another 5 years to pay off the loan on the 401K.

My financial situation:
I am a good candidate for this loan because? I have one granddaughter who is 5 1/2 and another granddaughter due at the end of January.? I want to be able to enjoy my grandchildren but I can't because of debts to pay off.? I am still employed and am receiving Social Security.? If I am loaned the $3500 my joy will be complete.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440168
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.67%	Starting borrower rate/APR:	32.67% / 35.09%	Starting monthly payment:	$307.49

Auction yield range:	14.20% - 31.67%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1998	Debt/Income ratio:	20%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	15y 2m
Amount delinquent:	$0	Revolving credit balance:	$52,551	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	wise-authoritative-yield	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Birth of Baby /paying credit cards
Purpose of loan:
This loan will be used to? Pay down some debt / birth of new baby / move to much cheaper apartment when it is ready in February.

My financial situation:
I am a good candidate for this loan because? I have been a NYS Court Officer for the last 15 years, and have a good credit history

Monthly net income: $ 4800

Monthly expenses: $ 3696
??Housing: $ 1600
??Insurance: $?
??Car expenses: $190
??Utilities: $?0
??Phone, cable, internet: $ 106
??Food, entertainment: $?800
??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440172
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.29%	Starting borrower rate/APR:	29.29% / 31.66%	Starting monthly payment:	$84.13

Auction yield range:	17.20% - 28.29%	Estimated loss impact:	19.65%
Lender servicing fee:	1.00%	Estimated return:	8.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1995	Debt/Income ratio:	18%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,575	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	the-transaction-producer	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taxes & credit cards.
Purpose of loan:
This loan will be used to? Pay real estate taxes on rental home & pay off credit cards.

My financial situation:
I am a good candidate for this loan because? i am going to use this money to consolidate smaller bills and elliminate a few payments per month until my rental sells.????

Monthly net income: $ 1000.00

Monthly expenses: $
??Housing: $
??Insurance: $?75.00??Car expenses: $ 130.00
??Utilities: $?75.00??Phone, cable, internet: $ 70.00
??Food, entertainment: $?150.00?Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440174
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$367.84

Auction yield range:	4.20% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1992	Debt/Income ratio:	20%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$11,366	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	JayhawkAtHeart	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest CCs
Purpose of loan:
This loan will be used to? pay off high-interest rate credit cards.? I used to play the balance transfer game, but once Bank of America bought out MBNA they realized they had all my debt and significantly increased my interest rates to over 20%.? I still have a good credit rating because I've continued to pay my bills, however, I have not been able to GET RID of the CC debt and I refuse to lower my credit rating by using one of those debt consolidation companies.? I've paid on average about $1000 each month with no real impact on the total, even moving in with friends to save on rent.? But the time has come for me to move out and I?still haven't been able to impact the?total debt enough to make me comfortable with my financial situation.? One of my dogs has also come down with congestive heart failure and is on several medications, so I pay for the meds and his vet bills instead of additional money on my CC bills and sometimes, unfortunately, I have to put some of that on CC.? Please help me get out of this high-interest rate debt.

My financial situation:
I am a good candidate for this loan because? I have a great job at?ExxonMobil, one of the strongest financial companies in the world.? I used to put about 15% into my 401K, but?stopped contributing about 6 months?ago to?try and reduce?my CC debt.? I don't want to risk my?retirement any longer and want to start contributing again.??My financial situation is improving as I just received a raise in January and my car will be paid off in June of this year.? However, I don't have a lot in savings because I've been putting everything extra into this debt.? I hope to pay $500 or less each month so I can put some money away into savings and into my retirement again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440180
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	25.19%	Starting borrower rate/APR:	26.19% / 28.51%	Starting monthly payment:	$201.96

Auction yield range:	8.20% - 25.19%	Estimated loss impact:	8.60%
Lender servicing fee:	1.00%	Estimated return:	16.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1997	Debt/Income ratio:	27%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$17,926	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	XIII	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying hospital and credit cards
Purpose of loan:
This loan will be used to pay off hospital bills and credit card debt. I have had a trying quarter. I sprained my wrist in August, had emergency gall bladder surgery, and my mother died in November. With all these circumstances I had to take time off from work which of course cost me even with insurance. I had to resort to credit cards to help pay copayments, bills, and funeral?costs because of the loss of wages during this time.

My financial situation:
I am a good candidate for this loan because despite my current circumstance, I have had perfect credit. I pay my bills on time. I work each and everyday, in addition to working on my doctorate full time. I am very conservative. I don't spend frivolously. I know with this loan I would be able to get back on the better side of credit again.

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 1689
??Insurance: $
??Car expenses: $ 400
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $?400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440182
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$311.99

Auction yield range:	11.20% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1996	Debt/Income ratio:	8%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,399	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	14%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	callmebryan	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refi Auto and Invest in Prosper
Purpose of loan:
This loan will be used to?pay off my auto loan and reinvest some money in Prosper. Depending on the interest rate, I would rather give income to individuals than to continue to make banks money. I realized that I can both pay off my loan and have enough money invested back in Prosper borrowers to more than pay for the interest on the loan for the same payment I make now...how could I lose?

My financial situation:
I am a good candidate for this loan because?I have a great job and am a very good financial planner. I know that sounds strange since there is a bankruptcy on my record, but it was a different time. When young I stupidly co-signed for a credit card for a friend who needed to built credit. Needless to say he destroyed my credit and his and I had to file. I now make FAR more than I did then and the only balances I carry on credit cards are purely floated during the grace period so I can take advantage of the rewards programs without paying any interest. I thought I would try out a loan and see how it goes.

Monthly net income: $ 8500

Monthly expenses: $ 2675

??Housing: $ 1730

??Insurance: $ 130

??Car expenses: $ 269

??Utilities: $ 100

??Phone, cable, internet: $ 95

??Food, entertainment: $ 250

??Clothing, household expenses $ 100

??Credit cards and other loans: $ 0 (again, paid off each month to collect points)

??Other expenses: $ 0

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1997	Debt/Income ratio:	79%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$15,130	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	got_tools	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 100% )	600-619 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-639 (Jul-2009) 620-639 (Sep-2008) 540-559 (Nov-2007) 620-639 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Returning Borrower - I Pay!
Purpose of loan:
To cover misc. Expences - Auto - househould repairs, ext.

My financial situation:
I am a good candidate for this loan because this will be my second loan with prosper and I have proven I pay my bills.

Monthly net income: $ 5500 includes my wifes income.

I am a returning borrower that pay his bills. Please assit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1995	Debt/Income ratio:	28%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$999	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	green-gentle-moola	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off AG and Credit Cards
Purpose of loan:
This loan will be used to pay off my credit cards and pay the loan to American General.? I need a little cash to fix the floor in my bathroom.

My financial situation:
I am a good candidate for this loan because I work full time and have been employed at my current job for over 8 years.? I am a legal assitant and office manager.?I have been in my home for 9?years.? I have the slow pays in the past due to losing my job as a travel agent after the 9/11 attack.? I have worked to try and build my credit and will continue to better my financial situation.? I am a responsible parent that wishes to keep my home and better my situation for my children.

Monthly net income: $3100.00

Monthly expenses: $
??Housing: $830.00
??Insurance: $ 95.00
??Car expenses: $230.00
??Utilities: $250.00
??Phone, cable, internet: $130.00?
??Food, entertainment: $300.00
??Clothing, household expenses $75.00
??Credit cards and other loans: $350.00
??Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440190
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1996	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,959	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	exchange-monster86	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off medical bills/loans
Purpose of loan:
This loan will be used to pay off?outstanding medical bills and other personal loans.

My financial situation:
I am a good candidate for this loan because I have a good record of paying bills; but recently fell behind due to medical costs associated with a brief illness. This will enable to get back on track and will make it easier having to pay just one bill instead of several.

Monthly net income: $ 2000.00

Monthly expenses: $
??Housing: $?300 (utilities/phone/etc.)
??Insurance: $?94
??Car expenses: $?40-50 gas
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440194
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1991	Debt/Income ratio:	29%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	39	Length of status:	12y 4m
Amount delinquent:	$251	Revolving credit balance:	$5,921	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bcb1	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-639 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Paying off high interest debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1982	Debt/Income ratio:	22%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	18	Length of status:	0y 4m
Amount delinquent:	$2,088	Revolving credit balance:	$6,090	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	well-mannered-point0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Be Gone!
Purpose of loan:
This loan will be used to pay off several credit cards companies that are exhausting my bank account with crazy interest rates!

My financial situation:
I am a good candidate for this loan because I am trust-worthy, have a job and can't stand being taken advantage of by credit card companies.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440200
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-2000	Debt/Income ratio:	13%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	3y 9m
Amount delinquent:	$50	Revolving credit balance:	$2,413	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Homeownership:	No
Inquiries last 6m:	0
Screen name:	versatile-felicity	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Wedding
Purpose of loan:
This loan will be used to? Pay for my wedding

My financial situation:
I am a good candidate for this loan because? I have relatively little debt.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $?0????????
??Insurance: $?85
??Car expenses: $ 0
??Utilities: $
??Phone, cable, internet:?75
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.02%	Starting borrower rate/APR:	9.02% / 11.11%	Starting monthly payment:	$127.24

Auction yield range:	4.20% - 8.02%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	5.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1972	Debt/Income ratio:	31%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$53,890	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	PstrJohn	Borrower's state:	NorthCarolina	Borrower's group:	Kingdom Finances
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	60 ( 100% )	700-719 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	700-719 (Sep-2009) 700-719 (Nov-2007) 700-719 (Aug-2006)
Principal balance:	$1,004.12	1+ mo. late:	0 ( 0% )
Total payments billed:	60
Description
Pay off high interest loan
Purpose of loan:
Clear up a business related loan

My financial situation:
My wife and I have a Prosper Loan and we are very responsible bowwers

Monthly net income: $ 7000
Monthly expenses: $ 4200
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440206
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$481.18

Auction yield range:	11.20% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1998	Debt/Income ratio:	24%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$7,652	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	marsupial976	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to consolidate some debts I've incurred over the last few years as a result of my divorce.

My financial situation:
I am a good candidate for this loan because I have a good stable job in a booming industry (hard to believe in this economy I know, but it's true: we have more work than we're able to do), with a stable thriving company. I'm also a 'good debtor': though I have a high revolving balance, I pay every month and have never come even close to defaulting. The worst I've done is be late with my payments a couple of times. I have a three year plan to clear my debts (incurred over the last few years in part as a result of my divorce), however borrowing this money will help me consolidate and get there quicker, and clear some exisiting debts.

Monthly net income: $ 7,200

Monthly expenses:
??Housing: $ 2000
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 2200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$323.50

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1998	Debt/Income ratio:	51%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$33,152	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	money-chestnut	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay down extremely high interest credit

My financial situation:
I am a good candidate for this loan because I can handle the payments and have never missed a payment on any credit card or bill of any nature.

Monthly net income: $ 6295

Monthly expenses: $
??Housing: $ 1185
??Insurance: $
??Car expenses: $?700?
??Utilities: $?100
??Phone, cable, internet: $?350
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $?1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440212
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$117.23

Auction yield range:	8.20% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1990	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	5 / 4	Employment status:	Retired
Now delinquent:	0	Total credit lines:	8	Length of status:	19y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,958	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	renewal2	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Safety improvements
I live alone and I need to make improvements to my home for safety reasons. I now have to use a walker part of the time and I need to put a handicapped ramp onto my deck and also make improvements to my bathrooms. Also, I would like to make the hand railing in my home more sturdy and change out 2 or 3 doors so that I can easily get through them with my walker. I am still able to live alone, but I really need to make these improvements so that I can feel safe.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440222
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$413.77

Auction yield range:	17.20% - 31.00%	Estimated loss impact:	19.82%
Lender servicing fee:	1.00%	Estimated return:	11.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$37,573	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	wonderful-leverage3	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Microbrewery/restaurant expansion
Purpose of loan:
This loan will be used to? help fund expansion of a new startup restaurant and pub in North Portland.?Banks are not lending to small businesses without deep pockets so we are looking for private investors/loans. One financial partner had to drop out with the latest crunch, so I am looking for alternative funding to keep momentum rolling. We have been open for 1.5 months with a crew of 15 employees?and are already generating $45K/month, with the potential for three times that number once we are ramped up.?We need to continue with remodeling and to hire new staff.? We plan to install a microbrewery onsite once we are stable and vested.? Our community standing is excellent and our competition is weak in this area, so we have much to look forward to.? You can web search for blogs on North End Pub in Portland, OR. Check out our write-up by a local community newspaper at: http://portlandsentinel.com/node/5462? Web site slowly building at www.rivergatebrewing.com?but more information can be gleaned by calling or emailing us via our calling card photo.

Thank you for your consideration and prospective support!? We are here to realize dreams for many people in our community!

My financial situation:
I am a good candidate for this loan because? 1) I have consistently held good credit for years, but admittedly have maxxed out on available credit?recently since starting this endeavor four months ago (two years in the research and site location phase),? 2) I have fully vested my home and personal equity into the success of the business, and have paid my bills on time for years, 3) we are offering a "bread and butter" business service to our local community for which there is little competition - and in an area that is greatly underserved for a quality food establishment that is family-friendly and offers a true community-gathering space.? 4) My partner and I know to gather good talent and quality resources that will ensure our ongoing success.?

We hope to become a major desitination for live music talent if we can ramp up successfully in the next couple months. We are directly involved with the community and have a lot of support behind us.? Come visit us and see for yourself! More pictures available upon request, along with pertinent financial data.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$143.64

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1997	Debt/Income ratio:	34%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	22	Length of status:	7y 7m
Amount delinquent:	$1,230	Revolving credit balance:	$2,474	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blue-mindful-velocity	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help! Behind on Bills..
Purpose of loan:
This loan will be used to?pay off a few bills I have fallen behind on (car, college loan). I always have paid off what I have owed, and I am a big believer in paying for what is yours. I have a steady/secure job (contractual-- right around 50k) and I just need to catch up on some bills and pay off a few other smaller ones. I fell behind in the first place due to mandatory furloughs that were introduced which cut deep into my income,?but those have went?away with the start of the new year.?

My financial situation:
I am a good candidate for this loan because? I am college educated, and I have always paid back what I have owed. Not only that, but with our tax return, and a small inheritance we are coming into in February, that will greatly help our financial situation out. Thanks for considering my request. I hope to become a lender myself sometime on Prosper.

Monthly net income: $ $2,600

Monthly expenses: $
??Housing: $ 774.40
??Insurance: $ 123.25
??Car expenses: $ 329.00
??Utilities: $ 145.00
??Phone, cable, internet: $ 55.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.66%	Starting borrower rate/APR:	24.66% / 27.88%	Starting monthly payment:	$47.50

Auction yield range:	11.20% - 23.66%	Estimated loss impact:	10.58%
Lender servicing fee:	1.00%	Estimated return:	13.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1996	Debt/Income ratio:	7%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	11y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	25	Homeownership:	No
Inquiries last 6m:	0
Screen name:	money-driver980	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying bills
Purpose of loan:
This loan will be used to? pay bills

My financial situation:
I am a good candidate for this loan because? i have good income and i am sincere with the people i do busisiness with

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $
??Insurance: $ 150
??Car expenses: $ 350
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440228
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1999	Debt/Income ratio:	43%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$25,155	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	dime-vista5	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Purpose of loan:
This loan will be used to? help consolidate debt

My financial situation:
I am a good candidate for this loan because? I am a full time employee and have a secure job. I have never been late on a payment.

Monthly net income: $ 2200.00

Monthly expenses: $
??Housing: $
??Insurance: $ 98.00
??Car expenses: $?361
??Utilities: $
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $
??Credit cards and other loans: $ approximately $600.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440232
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	14.05% / 16.21%	Starting monthly payment:	$239.41

Auction yield range:	6.20% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1994	Debt/Income ratio:	24%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$25,254	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	trustworthy-vigilance0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off line of credit
Purpose of loan:
This loan will be used?to payoff a line of credit.? ?

My financial situation:
I am a good candidate for this loan because I have never missed a payment.? I am approved for a bank loan, but am looking for a competitive rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440240
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$78.15

Auction yield range:	8.20% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2007	Debt/Income ratio:	7%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$126	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	InGodWeTrust7	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Setting A Future.
Purpose of loan:
This loan will be used to Obtain a decent car to commute and at the same time help build my credit to a better score for my future.

My financial situation:
I am a good candidate for this loan because I'm very responsible and have a great backround of paying off my debts almost immediately.

Monthly net income: $ 0

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 80
??Car expenses: $ Minimal
??Utilities: $ As Needed
??Phone, cable, internet: $ 0
??Food, entertainment: $ As Needed
??Clothing, household expenses $ Minimal
??Credit cards and other loans: $ As Needed
??Other expenses: $ Minimal
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$98.50

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1997	Debt/Income ratio:	28%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	15y 4m
Amount delinquent:	$0	Revolving credit balance:	$59,708	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	brilliant-duty784	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Tuition
Purpose of loan:
This loan will be used to?
Pay for a semester of undergraduate college tutition.
My financial situation:
I am a good candidate for this loan because? after checking my records, you will see that though I owe money, I have never missed a payment on a loan.

Monthly net income: $ 3500.00

Monthly expenses: $
??Housing: $ 600.00
??Insurance: $ 80.00
??Car expenses: $?225.00
??Utilities: $ 0
??Phone, cable, internet: $ 250.00
??Food, entertainment: $ 200
Clothing, household expenses $ 250.00
??Credit cards and other loans: $ 350.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440244
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$207.90

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1992	Debt/Income ratio:	47%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	17 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$8,465	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Homeownership:	No
Inquiries last 6m:	1
Screen name:	DaSnake	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	720-739 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 3% )	540-559 (Nov-2006) 520-539 (Oct-2006) 540-559 (Oct-2006) 520-539 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Mustang GT Repairs
I have recently retired from the U.S. Army after 21 years and have started on a new job.? This will be my second loan here through Prosper; my payments for this loan will be automatic withdrawals from my account.? This loan will be used to make repairs to my 1996 Mustang GT.? Currently it needs to have a new intake manifold and air conditioner compressor along with complete tune up.? The estimate from the Southway Ford dealership here in San Antonio is around $4300 for parts and labor not counting taxes.? Thank you for considering me for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 30.68%	Starting monthly payment:	$49.25

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1989	Debt/Income ratio:	77%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	12 / 12	Employment status:	Retired
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$22,439	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	vigilance-mammal7	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some credit cards
Purpose of loan:
This loan will be used to? pay off some credit card debt

My financial situation:
I am a good candidate for this loan because? honest & pay on time

Monthly net income:?????928.00???????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????? ?Monthly expenses: $ 450.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440252
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1995	Debt/Income ratio:	16%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$179	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	23	Homeownership:	No
Inquiries last 6m:	1
Screen name:	hunter490	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying debts
Purpose of loan:
This loan will be used to? to pay a couple of bills

My financial situation:
I am a good candidate for this loan because? I make enough money to pay it back.? I work hard and am honest

Monthly net income: $
2600
Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 150
??Car expenses: $ 427
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 120
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 25
??Other expenses: $ 30
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440262
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$612.41

Auction yield range:	11.20% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1994	Debt/Income ratio:	19%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$10,032	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	first-autonomous-money	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off the Credit Cards
Purpose of loan:
This loan will be used to pay off my credit cards and close all but my oldest account. It has a limit of $1,500

My financial situation: I am not behind on any payments. I own my house with a single fixed rate MTG at 4.5%. My listed income is my base salary and does not include any bonuses or raises.
I am a good candidate for this loan because?I am currently able to make more than my minimum payments but this leaves me little money for saving. I am cutting off the cards and planning to be debt free within 3 years (except for my MTG). I have an additional $550 per month that could be redirected to payments. This is a tithe to my church an I am committed to continuing it, but it is available as a last resort cushion if needed. However I don't see needing to go that route.

Monthly net income: $3800

Monthly expenses: $
??Housing: $ 1389
??Insurance: $included in MTG
??Car expenses: $150
??Utilities: $150-200
??Phone, cable, internet: $ 125
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 800
??Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440266
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,350.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	31.88%	Starting borrower rate/APR:	32.88% / 35.88%	Starting monthly payment:	$59.46

Auction yield range:	14.20% - 31.88%	Estimated loss impact:	16.17%
Lender servicing fee:	1.00%	Estimated return:	15.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1994	Debt/Income ratio:	19%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	4y 2m
Amount delinquent:	$259	Revolving credit balance:	$7,102	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	kioteblue	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,350.00	< mo. late:	0 ( 0% )	620-639 (Sep-2007)
Principal balance:	$784.60	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Roof repair and repair vehicle
Purpose of loan:
I need to repair part of my roof/ceiling that is damaged and the loan is for what I lack of having all the funds, plus additional $350 to replace brakes and 2 rotors on my car.
Hello all. This will be my second Prosper loan (if funded). My first loan will be paid off in Oct. of the coming year (2010) and I am current and have made all payments on time. My roof?was damaged in a storm last year (and I had it repaired). Apparently, my porch doesn?t have enough ?pitch? and now my living room is leaking water from the ceiling. I have a contractor and I am just short of having the money to pay him to get started with an additional $350 to replace the brakes & 2 rotors on my car, and yes, I will be?building up/changing the pitch of my porch. :) My employment time is?4 years & 2 mo. Thank you for your time and consideration of my loan request.
?Any questions?? Please, feel free to ask. Thanks again.
Monthly net income: $ 1560.00

Monthly expenses: $
??Housing: $ 380.00
??Insurance: $ 73.00
??Car expenses: $?maintenance (car is paid for)
??Utilities: $?120.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 185.00
??Clothing, household expenses $?50.00
??Credit cards and other loans: $ 290.00
??Other expenses: $ 85.00 (medication)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-2005	Debt/Income ratio:	15%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,820	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	13
Screen name:	diversification-taco	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1997	Debt/Income ratio:	15%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,219	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gain-winner3	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off personal things
Purpose of loan:
This loan will be used to?pay off a little part of my student loan. As well, this loan will be used to put down a fraction of deposit to rent an apartment needed?due to not living in one of my own at this moment.

My financial situation:
I am a good candidate for this loan because? i'm paying my student loan which i haven't been late yet, I very responsible

Monthly net income: $ 2340

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 90.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $?200.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 30.01%	Starting monthly payment:	$61.56

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1998	Debt/Income ratio:	21%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,861	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	proton29	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440284
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.05%	Starting borrower rate/APR:	6.05% / 6.39%	Starting monthly payment:	$152.22

Auction yield range:	3.20% - 5.05%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jan-1989	Debt/Income ratio:	8%
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	14 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	13y 6m
Amount delinquent:	$0	Revolving credit balance:	$22,178	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Astounding	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to pay off a credit card in full.

My financial situation:
I am a good candidate for this loan because I pay on time and prepay every one of my debts. While I'm applying for a 3-year term, I expect I'll have this paid back in full within 6 months.
Information in the Description is not verified.